                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 15, 2004 and covers activity from April 26, 2004 through May 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 4th day of June, 2004.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                             By:   /s/ Robin Flanagan
                                                   ----------------------------
                                             Name: Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                          Trust Totals
-----------------                                          ------------

Number of days in period                                             30
Beginning Principal Receivable Balance                24,193,852,517.24
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     24,193,852,517.24
Finance Charge Collections (excluding                    345,161,732.53
 Recoveries)
Recoveries                                                18,857,700.21
Total Collections of Finance Charge Receivables          364,019,432.74
Total Collections of Principal Receivables             5,720,343,571.85
Monthly Payment Rate                                           23.6438%
Defaulted amount                                         116,343,225.00
Annualized Default Rate                                         5.8931%
Trust Portfolio Yield                                          12.4552%
New Principal Receivables                              5,662,542,424.51
Ending Principal Receivables Balance                  24,019,708,144.89
Ending Required Minimum Principal Balance             18,912,250,000.00
Ending Transferor Amount                               6,344,708,144.89
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        24,019,708,144.89



B. Series Allocations                                                            Series 1999-2      Series 1999-3      Series 1999-5
---------------------                                                            -------------      -------------      -------------
Group Number                                                                                 1                  2                  2
Invested Amount                                                                           0.00               0.00     500,000,000.00
Adjusted Invested Amount                                                                  0.00               0.00     500,000,000.00
Principal Funding Account Balance                                                         0.00               0.00               0.00
Series Required Transferor Amount                                                         0.00               0.00      35,000,000.00
Series Allocation Percentage                                                             0.00%            100.00%              2.83%
Series Alloc. Finance Charge Collections                                                  0.00               0.00      10,297,579.43
Series Allocable Recoveries                                                               0.00               0.00         533,456.87
Series Alloc. Principal Collections                                                       0.00               0.00     161,820,185.91
Series Allocable Defaulted Amount                                                         0.00               0.00       3,291,180.34

B. Series Allocations                       Series 2000-1     Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            1                 2                  2                  2                  2
Invested Amount                            500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                   500,000,000.00    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           35,000,000.00     35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00
Series Allocation Percentage                        2.83%             2.83%              5.66%              6.86%              4.46%
Series Alloc. Finance Charge Collections    10,297,579.43     10,297,579.43      20,595,158.85      24,963,845.14      16,226,472.57
Series Allocable Recoveries                    533,456.87        533,456.87       1,066,913.73       1,293,229.61         840,597.86
Series Alloc. Principal Collections        161,820,185.91    161,820,185.91     323,640,371.82     392,291,614.77     254,989,128.87
Series Allocable Defaulted Amount            3,291,180.34      3,291,180.34       6,582,360.68       7,978,624.19       5,186,097.17

B. Series Allocations                       Series 2001-1     Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            2                 1                  2                  2                  2
Invested Amount                            750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Adjusted Invested Amount                   750,000,000.00    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           52,500,000.00     17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00
Series Allocation Percentage                        4.24%             1.41%              4.24%              4.10%              2.83%
Series Alloc. Finance Charge Collections    15,446,369.14      5,148,789.71      15,446,369.14      14,931,490.17      10,297,579.43
Series Allocable Recoveries                    800,185.30        266,728.43         800,185.30         773,512.46         533,456.87
Series Alloc. Principal Collections        242,730,278.86     80,910,092.95     242,730,278.86     234,639,269.57     161,820,185.91
Series Allocable Defaulted Amount            4,936,770.51      1,645,590.17       4,936,770.51       4,772,211.49       3,291,180.34

B. Series Allocations                       Series 2001-6     Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            2                 2                  2                  2                  2
Invested Amount                            700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Adjusted Invested Amount                   700,000,000.00    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           49,000,000.00     45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00
Series Allocation Percentage                        3.96%             3.68%              5.21%              5.32%              5.21%
Series Alloc. Finance Charge Collections    14,416,611.20     13,386,853.25      18,947,546.15      19,359,449.32      18,947,546.15
Series Allocable Recoveries                    746,839.61        693,493.93         981,560.63       1,002,898.91         981,560.63
Series Alloc. Principal Collections        226,548,260.27    210,366,241.68     297,749,142.07     304,221,949.51     297,749,142.07
Series Allocable Defaulted Amount            4,607,652.48      4,278,534.44       6,055,771.82       6,187,419.04       6,055,771.82

B. Series Allocations                       Series 2002-4     Series 2002-5      Series 2002-6      Series 2003-1      Series 2003-2
---------------------                       -------------     -------------      -------------      -------------      -------------

Group Number                                            2                 2                  2                  2                  2
Invested Amount                            500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                   500,000,000.00    600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                    0.00              0.00               0.00               0.00               0.00
Series Required Transferor Amount           35,000,000.00     42,000,000.00      50,400,000.00      64,400,000.00      77,000,000.00
Series Allocation Percentage                        2.83%             3.39%              4.07%              5.21%              6.22%
Series Alloc. Finance Charge Collectio      10,297,579.43     12,357,095.31      14,828,514.37      18,947,546.15      22,654,674.74
Series Allocable Recoveries                    533,456.87        640,148.24         768,177.89         981,560.63       1,173,605.11
Series Alloc. Principal Collections        161,820,185.91    194,184,223.09     233,021,067.71     297,749,142.07     356,004,409.00
Series Allocable Defaulted Amount            3,291,180.34      3,949,416.41       4,739,299.69       6,055,771.82       7,240,596.75



B. Series Allocations                          Series 2003-3     Series 2003-4     Series 2004-1              Trust Total
---------------------                          -------------     -------------     -------------              -----------
Group Number                                               2                 1                 2
Invested Amount                               750,000,000.00    680,000,000.00    800,000,000.00        17,675,000,000.00
Adjusted Invested Amount                      750,000,000.00    680,000,000.00    800,000,000.00        17,675,000,000.00
Principal Funding Account Balance                       0.00              0.00              0.00                     0.00
Series Required Transferor Amount              52,500,000.00     47,600,000.00     56,000,000.00         1,237,250,000.00
Series Allocation Percentage                           4.24%             3.85%             4.53%                     100%
Series Alloc. Finance Charge Collections       15,446,369.14     14,004,708.02     16,476,127.08           364,019,432.74
Series Allocable Recoveries                       800,185.30        725,501.34        853,530.99            18,857,700.21
Series Alloc. Principal Collections           242,730,278.86    220,075,452.83    258,912,297.45         5,720,343,571.85
Series Allocable Defaulted Amount               4,936,770.51      4,476,005.26      5,265,888.54           116,343,225.00

C. Group Allocations
--------------------
1. Group 1 Allocations                         Series 1999-1     Series 1999-2     Series 2000-1
----------------------                         -------------     -------------     -------------

Invested Amount                                                                   500,000,000.00
Investor Finance Charge Collections                     0.00              0.00      7,522,973.71

Investor Monthly Interest                               0.00              0.00      2,840,416.67
Investor Default Amount                                 0.00              0.00      2,404,396.43
Investor Monthly Fees                                   0.00              0.00        833,333.33
Investor Additional Amounts                             0.00              0.00              0.00
Total                                                   0.00              0.00      6,078,146.43

Reallocated Investor Finance
   Charge Collections                                   0.00              0.00      8,645,052.89
Available Excess                                        0.00              0.00      2,566,906.46

1. Group 1 Allocations                         Series 2001-2     Series 2003-4                                         Group 1 Total
----------------------                         -------------     -------------                                          ------------
Invested Amount                               250,000,000.00    680,000,000.00                                      1,430,000,000.00
Investor Finance Charge Collections             3,761,486.85     10,231,244.24                                         21,515,704.80

Investor Monthly Interest                       1,098,880.21        975,148.33                                          4,914,445.21
Investor Default Amount                         1,202,198.21      3,269,979.14                                          6,876,573.78
Investor Monthly Fees                             416,666.67      1,133,333.33                                          2,383,333.33
Investor Additional Amounts                             0.00              0.00                                                  0.00
Total                                           2,717,745.09      5,378,460.80                                         14,174,352.32

Reallocated Investor Finance
   Charge Collections                           4,001,198.32      8,869,453.60                                         21,515,704.80
Available Excess                                1,283,453.23      3,490,992.79                                          7,341,352.49

2. Group 2 Allocations                                           Series 1999-3     Series 1999-5    Series 2000-2      Series 2000-3
----------------------                                           -------------     -------------    -------------      -------------
Invested Amount                                                           0.00    500,000,000.00   500,000,000.00   1,000,000,000.00
Investor Finance Charge Collections                                       0.00      7,524,519.71     7,522,973.71      15,045,947.41

Investor Monthly Interest                                                 0.00        572,709.72       543,598.96       1,076,222.22
Investor Default Amount                                                   0.00      2,404,396.43     2,404,396.43       4,808,792.85
Investor Monthly Fees                                                     0.00        833,333.33       833,333.33       1,666,666.67
Investor Additional Amounts                                               0.00              0.00             0.00               0.00
Total                                                                     0.00      3,810,439.48     3,781,328.72       7,551,681.74

Reallocated Investor Finance
    Charge Collections                                                    0.00      7,561,572.70     7,532,461.94      15,053,948.18
Available Excess                                                          0.00      3,751,133.22     3,751,133.22       7,502,266.44

2. Group 2 Allocations                         Series 2000-4     Series 2000-5     Series 2001-1    Series 2001-3      Series 2001-4
----------------------                         -------------     -------------     -------------    -------------      -------------

Invested Amount                             1,212,122,000.00    787,878,000.00    750,000,000.00   750,000,000.00     725,000,000.00
Investor Finance Charge Collections            18,237,523.87     11,854,370.96     11,284,460.56    11,284,460.56      10,908,311.88

Investor Monthly Interest                       1,289,793.21        841,997.28        809,190.63       796,533.33         775,530.49
Investor Default Amount                         5,828,843.61      3,788,742.09      3,606,594.64     3,606,594.64       3,486,374.82
Investor Monthly Fees                           2,020,203.33      1,313,130.00      1,250,000.00     1,250,000.00       1,208,333.33
Investor Additional Amounts                             0.00              0.00              0.00             0.00               0.00
Total                                           9,138,840.15      5,943,869.37      5,665,785.26     5,653,127.97       5,470,238.64

Reallocated Investor Finance
   Charge Collections                          18,232,502.35     11,854,740.05     11,292,485.09    11,279,827.80      10,909,381.81
Investment Funding Account Proceeds                 1,930.00              0.00              0.00             0.00               0.00
Available Excess                                9,095,592.20      5,910,870.68      5,626,699.83     5,626,699.83       5,439,143.17



2. Group 2 Allocations                      Series 2001-5     Series 2001-6     Series 2001-7     Series 2002-1        Series 2002-2
----------------------                      -------------     -------------     -------------     -------------        -------------
Invested Amount                            500,000,000.00    700,000,000.00    650,000,000.00    920,000,000.00       940,000,000.00
Investor Finance Charge Collections          7,522,973.71     10,532,163.19      9,779,865.82     13,842,271.62        14,143,190.57

Investor Monthly Interest                      557,545.14        742,782.64        690,145.63        980,119.44           997,223.81
Investor Default Amount                      2,404,396.43      3,366,155.00      3,125,715.35      4,424,089.42         4,520,265.28
Investor Monthly Fees                          833,333.33      1,166,666.67      1,083,333.33      1,533,333.33         1,566,666.67
Investor Additional Amounts                          0.00              0.00              0.00              0.00                 0.00
Total                                        3,795,274.90      5,275,604.30      4,899,194.31      6,937,542.20         7,084,155.75

Reallocated Investor Finance
   Charge Collections                        7,546,408.12     10,527,190.81      9,775,667.50     13,839,627.33        14,136,286.21
Investment Funding Account Proceeds                  0.00              0.00              0.00              0.00                 0.00
Available Excess                             3,751,133.22      5,251,586.51      4,876,473.19      6,902,085.13         7,052,130.45

2. Group 2 Allocations                      Series 2002-3     Series 2002-4     Series 2002-5     Series 2002-6        Series 2003-1
----------------------                      -------------     -------------     -------------     -------------        -------------
Invested Amount                            920,000,000.00    500,000,000.00    600,000,000.00    720,000,000.00       920,000,000.00
Investor Finance Charge Collections         13,842,271.62      7,522,973.71      9,027,568.45     10,833,082.14        13,842,271.62

Investor Monthly Interest                      975,413.39        498,860.42        665,066.67        783,725.00           983,639.72
Investor Default Amount                      4,424,089.42      2,404,396.43      2,885,275.71      3,462,330.85         4,424,089.42
Investor Monthly Fees                        1,533,333.33        833,333.33      1,000,000.00      1,200,000.00         1,533,333.33
Investor Additional Amounts                          0.00              0.00              0.00              0.00                 0.00
Total                                        6,932,836.14      3,736,590.18      4,550,342.38      5,446,055.85         6,941,062.48

Reallocated Investor Finance
   Charge Collections                       13,834,921.27      7,487,723.40      9,051,702.24     10,847,687.69        13,843,147.60
Investment Funding Account Proceeds                  0.00              0.00              0.00              0.00                 0.00
Available Excess                             6,902,085.13      3,751,133.22      4,501,359.86      5,401,631.84         6,902,085.13

2. Group 2 Allocations                      Series 2003-2     Series 2003-3     Series 2004-1                          Group 2 Total
----------------------                      -------------     -------------     -------------                          -------------
Invested Amount                          1,100,000,000.00    750,000,000.00    800,000,000.00                      16,245,000,000.00
Investor Finance Charge Collections         16,550,542.16     11,284,460.56     12,036,757.93                         244,422,961.76

Investor Monthly Interest                    1,178,173.33        800,611.46        795,921.11                          17,354,803.58
Investor Default Amount                      5,289,672.14      3,606,594.64      3,847,034.28                          78,118,839.85
Investor Monthly Fees                        1,833,333.33      1,250,000.00      1,333,333.33                          27,075,000.00
Investor Additional Amounts                          0.00              0.00              0.00                                   0.00
Total                                        8,301,178.80      5,657,206.10      5,976,288.72                         122,548,643.43

Reallocated Investor Finance
   Charge Collections                       16,553,671.89     11,283,905.93     11,978,101.88                         244,422,961.76
Investment Funding Account Proceeds                  0.00              0.00              0.00                               1,930.00
Available Excess                             8,252,493.08      5,626,699.83      6,001,813.15                         121,876,248.33

                                                  GROUP I          GROUP II
                                                  -------          --------
Group Investor Finance Charge Collections   21,515,704.80    244,422,961.76
Group Expenses                              14,174,352.32    122,548,643.43
Reallocable Investor Finance
    Charge Collections                       7,341,352.49    121,874,318.33


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                       232,686,856
61-90 Days Delinquent:                       138,318,189
90+ Days Delinquent:                         231,677,589
Total 30+ Days Delinquent:                   602,682,634




II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series        Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations        Interest              Interest
----------------------------------                   -----------      --------------         -----------
Beginning Invested /Transferor Amount                       0.00                0.00                0.00
Beginning Adjusted Invested Amount                           N/A                0.00                 N/A
Floating Allocation Percentage                               N/A             0.0000%             0.0000%
Principal Allocation Percentage                              N/A             0.0000%             0.0000%
Collections of Finance Chg. Receivables                     0.00                0.00                0.00
Collections of Principal Receivables                        0.00                0.00                0.00
Defaulted Amount                                            0.00                0.00                0.00

Ending Invested / Transferor Amounts                        0.00                0.00                0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A             Class B           Interest               Total
--------------------------------------                   -------             -------          ----------              -----

Principal Funding Account                                   0.00                0.00                0.00               0.00
Investment Proceeds for Monthly Period                      0.00                0.00                0.00               0.00
Reserve Draw Amount                                         0.00                0.00                0.00               0.00
Available Reserve Account Amount                            0.00                0.00                0.00               0.00
Reserve Account Surplus                                     0.00                0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                      0.0000%             0.0000%             0.0000%
Monthly Interest Due                                        0.00                0.00                   -               0.00
Outstanding Monthly Interest Due                            0.00                0.00                0.00               0.00
Additional Interest Due                                     0.00                0.00                0.00               0.00
Total Interest Due                                          0.00                0.00                0.00               0.00
Investor Default Amount                                     0.00                0.00                0.00               0.00
Investor Monthly Fees Due                                   0.00                0.00                0.00               0.00
Investor Additional Amounts Dues
Total Due                                                   0.00                0.00                0.00               0.00

Reallocated Investor Finance Charge Collections                                                                        0.00
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                     0.0000%
Base Rate                                                                                                           0.0000%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A             Class B           Interest               Total
--------------------------------------------             -------             -------          ----------              -----

Beginning Certificates Balance                              0.00                0.00                0.00               0.00
Interest Distributions                                      0.00                0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                  0.00                0.00                0.00               0.00
Principal Distributions                                     0.00                0.00                0.00               0.00
Total Distributions                                         0.00                0.00                0.00               0.00
Ending Certificates Balance                                 0.00                0.00                0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of Class A Investor Charge-Offs per
         $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $0.00

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $0.00

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                                $0.00

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                               $0.00

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                        $0.00

         a.   Class A Monthly Interest:                                  $0.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):              $0.00
         e.   Excess Spread:                                             $0.00

     2.  Class B Available Funds:                                        $0.00

         a.   Class B Monthly Interest:                                  $0.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                             $0.00

     3.  Collateral Available Funds:                                     $0.00

         a. Excess Spread:                                               $0.00

     4.  Total Excess Spread:                                            $0.00

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                                $0.00

     2.  Series 1999-2 Allocable Principal
         Collections:                                                    $0.00

     3.  Principal Allocation Percentage of
         Series 1999-2 Allocable Principal
         Collections:                                                    $0.00

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                            $0.00

     6.  Shared Principal Collections from other
         Series allocated to Series 1999-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                                    $0.00

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                                         $0.00

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                                       N/A

     2.  Required Collateral Invested Amount:                              N/A

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     4.  Treated as Shared Principal Collections:                          N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                      $0.00

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     3.  Principal Distribution:                                         $0.00

     4.  Treated as Shared Principal Collections:                        $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.  Excess Spread:                                                  $0.00
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                        $0.00
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                         $0.00
     9.  Applied to unpaid Monthly Servicing Fee:                        $0.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                                $0.00
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                        $0.00

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                     0.00%
         b.   Prior Monthly Period                                       0.00%
         c.   Second Prior Monthly Period                                0.00%

     2.  Three Month Average Base Rate                                   0.00%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                     0.00%
         b.   Prior Monthly Period                                       0.00%
         c.   Second Prior Monthly Period                                0.00%

     4.  Three Month Average Series Adjusted Portfolio Yield             0.00%



III. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest             Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount                          0.00              0.00              0.00
Beginning Adjusted Invested Amount                              N/A              0.00               N/A
Floating Allocation Percentage                                  N/A           0.0000%           0.0000%
Principal Allocation Percentage                                 N/A           0.0000%           0.0000%
Collections of Finance Chg. Receivables                        0.00              0.00              0.00
Collections of Principal Receivables                           0.00              0.00              0.00
Defaulted Amount                                               0.00              0.00              0.00

Ending Invested / Transferor Amounts                           0.00              0.00              0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         0.0000%           0.0000%           0.0000%
Monthly Interest Due                                           0.00              0.00              0.00                0.00
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                             0.00              0.00              0.00                0.00
Investor Default Amount                                        0.00              0.00              0.00                0.00
Investor Monthly Fees Due                                      0.00              0.00              0.00                0.00
Investor Additional Amounts Dues
Total Due                                                      0.00              0.00              0.00                0.00

Reallocated Investor Finance Charge Collections                                                                        0.00
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                     0.0000%
Base Rate                                                                                                           0.0000%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                                 0.00              0.00              0.00                0.00
Interest Distributions                                         0.00              0.00              0.00                0.00
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                            0.00              0.00              0.00                0.00
Ending Certificates Balance                                    0.00              0.00              0.00                0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $0.00

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $0.00

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                                $0.00

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                               $0.00

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                        $0.00

         a.   Class A Monthly Interest:                                  $0.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):              $0.00
         e.   Excess Spread:                                             $0.00

     2.  Class B Available Funds:                                        $0.00

         a.   Class B Monthly Interest:                                  $0.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                             $0.00

     3.  Collateral Available Funds:                                     $0.00

         a. Excess Spread:                                               $0.00

     4.  Total Excess Spread:                                            $0.00

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                                $0.00

     2.  Series 1999-3 Allocable Principal
         Collections:                                                    $0.00

     3.  Principal Allocation Percentage of
         Series 1999-3 Allocable Principal
         Collections:                                                    $0.00

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00


     5.  Item 3 minus item 4:                                            $0.00

     6.  Shared Principal Collections from other
         Series allocated to Series 1999-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                                    $0.00

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                                         $0.00

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount                                      $0.00

     2.  Required Collateral Invested Amount                             $0.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:                        $0.00

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.  Excess Spread:                                                  $0.00
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                        $0.00
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                         $0.00
     9.  Applied to unpaid Monthly Servicing Fee:                        $0.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                                $0.00
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                        $0.00

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                     0.00%
         b.   Prior Monthly Period                                       0.00%
         c.   Second Prior Monthly Period                                0.00%

     2.  Three Month Average Base Rate 0.00%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                     0.00%
         b.   Prior Monthly Period                                       0.00%
         c.   Second Prior Monthly Period                                0.00%

     4.  Three Month Average Series Adjusted Portfolio Yield             0.00%



IV. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest             Interest
----------------------------------                      -----------     -------------       -----------
Beginning Invested /Transferor Amount                684,408,840.66    500,000,000.00    184,408,840.66
Beginning Adjusted Invested Amount                              N/A    500,000,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               10,297,579.43      7,524,519.71      2,774,605.72
Collections of Principal Receivables                 161,820,185.91    118,218,947.72     43,601,238.19
Defaulted Amount                                       3,291,180.34      2,404,396.43        886,783.91

Ending Invested / Transferor Amounts                 679,482,550.07    500,000,000.00    179,482,550.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                       2,062,500.00              0.00              0.00        2,062,500.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.3400%           1.5800%           2.0000%
Monthly Interest Due                                     445,270.83         50,911.11         76,527.78          572,709.72
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       445,270.83         50,911.11         76,527.78          572,709.72
Investor Default Amount                                1,983,627.05        192,351.71        228,417.66        2,404,396.43
Investor Monthly Fees Due                                687,500.00         66,666.67         79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                              3,116,397.88        309,929.49        384,112.10        3,810,439.48

Reallocated Investor Finance Charge Collections                                                                7,561,572.70
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                           1,546.00
Series Adjusted Portfolio Yield                                                                                    12.5491%
Base Rate                                                                                                           3.5393%
Excess Spread Percentage                                                                                            9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                       412,500,000.00     40,000,000.00     47,500,000.00      500,000,000.00
Interest Distributions                                   445,270.83         50,911.11         76,527.78          572,709.72
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                      445,270.83         50,911.11         76,527.78          572,709.72
Ending Certificates Balance                          412,500,000.00     40,000,000.00     47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.08

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.08

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.27

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.27

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $76,527.78

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $76,527.78

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,238,297.48

         a.   Class A Monthly Interest:                            $445,270.83
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,983,627.05
         e.   Excess Spread:                                     $3,809,399.59

     2.  Class B Available Funds:                                  $604,925.82

         a.   Class B Monthly Interest:                             $50,911.11
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $554,014.70

     3.  Collateral Available Funds:                               $718,349.41

         a. Excess Spread:                                         $718,349.41

     4.  Total Excess Spread:                                    $5,081,763.71

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 1999-5 Allocable Principal
         Collections:                                          $161,820,185.91

     3.  Principal Allocation Percentage of
         Series 1999-5 Allocable Principal
         Collections:                                          $118,218,947.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $118,218,947.72

     6.  Shared Principal Collections from other
         Series allocated to Series 1999-5:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,404,396.43

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $120,623,344.15

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $120,623,344.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.  Excess Spread:                                          $5,081,763.71
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $192,351.71
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $76,527.78
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $228,417.66
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,751,133.22

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.5393%
         b.   Prior Monthly Period                                     3.3427%
         c.   Second Prior Monthly Period                              3.3939%

     2.  Three Month Average Base Rate                                 3.4253%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.5491%
         b.   Prior Monthly Period                                    12.3213%
         c.   Second Prior Monthly Period                             13.6468%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8391%



V. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest            Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount                684,408,840.66    500,000,000.00    184,408,840.66
Beginning Adjusted Invested Amount                              N/A    500,000,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               10,297,579.43      7,522,973.71      2,774,605.72
Collections of Principal Receivables                 161,820,185.91    118,218,947.72     43,601,238.19
Defaulted Amount                                       3,291,180.34      2,404,396.43        886,783.91

Ending Invested / Transferor Amounts                 679,482,550.07    500,000,000.00    179,482,550.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         7.2000%           7.4000%           2.0000%
Monthly Interest Due                                   2,595,000.00        185,000.00         60,416.67        2,840,416.67
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                     2,595,000.00        185,000.00         60,416.67        2,840,416.67
Investor Default Amount                                2,079,802.91        144,263.79        180,329.73        2,404,396.43
Investor Monthly Fees Due                                720,833.33         50,000.00         62,500.00          833,333.33
Investor Additional Amounts Dues
Total Due                                              5,395,636.24        379,263.79        303,246.40        6,078,146.43

Reallocated Investor Finance Charge Collections                                                                8,645,052.89
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    15.1856%
Base Rate                                                                                                           9.2477%
Excess Spread Percentage                                                                                            6.1606%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                       432,500,000.00     30,000,000.00     37,500,000.00      500,000,000.00
Interest Distributions                                 2,595,000.00        185,000.00         60,416.67        2,840,416.67
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                    2,595,000.00        185,000.00         60,416.67        2,840,416.67
Ending Certificates Balance                          432,500,000.00     30,000,000.00     37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $6.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $6.00

     3.  Amount of the distribution in
          respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $6.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $6.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $60,416.67

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $60,416.67

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $7,477,970.75

         a.   Class A Monthly Interest:                          $2,595,000.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,079,802.91
         e.   Excess Spread:                                     $2,803,167.84

     2.  Class B Available Funds:                                  $518,703.17

         a.   Class B Monthly Interest:                            $185,000.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                        $33,703.17

     3.  Collateral Available Funds:                               $648,378.97

         a. Excess Spread:                                         $648,378.97

     4.  Total Excess Spread:                                    $3,785,249.98

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2000-1 Allocable Principal
         Collections:                                          $161,820,185.91

     3.  Principal Allocation Percentage of
         Series 2000-1 Allocable Principal
         Collections:                                          $118,218,947.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $118,218,947.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-1:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,404,396.43

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $120,623,344.15

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $37,500,000.00

     2.  Required Collateral Invested Amount:                   $37,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $120,623,344.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.  Excess Spread:                                          $3,785,249.98
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $144,263.79
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $60,416.67
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $180,329.73
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $2,566,906.46

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   9.2477%
         b.   Prior Monthly Period                                     8.3950%
         c.   Second Prior Monthly Period                              8.6601%

     2.  Three Month Average Base Rate                                 8.7676%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  15.1856%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          13.7152%



VI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations       Interest            Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount                684,408,840.66    500,000,000.00    184,408,840.66
Beginning Adjusted Invested Amount                              N/A    500,000,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               10,297,579.43      7,522,973.71      2,774,605.72
Collections of Principal Receivables                 161,820,185.91    118,218,947.72     43,601,238.19
Defaulted Amount                                       3,291,180.34      2,404,396.43        886,783.91

Ending Invested / Transferor Amounts                 679,482,550.07    500,000,000.00    179,482,550.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.2650%           1.4500%           2.0000%
Monthly Interest Due                                     420,348.96         46,722.22         76,527.78          543,598.96
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       420,348.96         46,722.22         76,527.78          543,598.96
Investor Default Amount                                1,983,627.05        192,351.71        228,417.66        2,404,396.43
Investor Monthly Fees Due                                687,500.00         66,666.67         79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                              3,091,476.01        305,740.60        384,112.10        3,781,328.72

Reallocated Investor Finance Charge Collections                                                                7,532,461.94
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    12.4783%
Base Rate                                                                                                           3.4661%
Excess Spread Percentage                                                                                            9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------       ----------                -----

Beginning Certificates Balance                       412,500,000.00     40,000,000.00     47,500,000.00      500,000,000.00
Interest Distributions                                   420,348.96         46,722.22         76,527.78          543,598.96
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                      420,348.96         46,722.22         76,527.78          543,598.96
Ending Certificates Balance                          412,500,000.00     40,000,000.00     47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.02

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.02

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $76,527.78

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $76,527.78

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,214,281.10

         a.   Class A Monthly Interest:                            $420,348.96
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,983,627.05
         e.   Excess Spread:                                     $3,810,305.09

     2.  Class B Available Funds:                                  $602,596.95

         a.   Class B Monthly Interest:                             $46,722.22
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $555,874.73

     3.  Collateral Available Funds:                               $715,583.88

         a. Excess Spread:                                         $715,583.88

     4.  Total Excess Spread:                                    $5,081,763.71

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2000-2 Allocable Principal
         Collections:                                          $161,820,185.91

     3.  Principal Allocation Percentage of
         Series 2000-2 Allocable Principal
         Collections:                                          $118,218,947.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $118,218,947.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,404,396.43

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $120,623,344.15

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $120,623,344.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.  Excess Spread:                                          $5,081,763.71
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $192,351.71
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $76,527.78
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $228,417.66
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,751,133.22

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4661%
         b.   Prior Monthly Period                                     3.2694%
         c.   Second Prior Monthly Period                              3.3206%

     2.  Three Month Average Base Rate                                 3.3520%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4783%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8128%



VII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest             Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount              1,368,817,681.31  1,000,000,000.00    368,817,681.31
Beginning Adjusted Invested Amount                              N/A  1,000,000,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               20,595,158.85     15,045,947.41      5,549,211.44
Collections of Principal Receivables                 323,640,371.82    236,437,895.44     87,202,476.37
Defaulted Amount                                       6,582,360.68      4,808,792.85      1,773,567.83

Ending Invested / Transferor Amounts               1,358,965,100.14  1,000,000,000.00    358,965,100.14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.2600%           1.4500%           1.9000%
Monthly Interest Due                                     837,375.00         93,444.44        145,402.78        1,076,222.22
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       837,375.00         93,444.44        145,402.78        1,076,222.22
Investor Default Amount                                3,967,254.10        384,703.43        456,835.32        4,808,792.85
Investor Monthly Fees Due                              1,375,000.00        133,333.33        158,333.33        1,666,666.67
Investor Additional Amounts Dues
Total Due                                              6,179,629.10        611,481.21        760,571.43        7,551,681.74

Reallocated Investor Finance Charge Collections                                                               15,053,948.18
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    12.4649%
Base Rate                                                                                                           3.4523%
Excess Spread Percentage                                                                                            9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                       825,000,000.00     80,000,000.00     95,000,000.00    1,000,000,000.00
Interest Distributions                                   837,375.00         93,444.44        145,402.78        1,076,222.22
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                      837,375.00         93,444.44        145,402.78        1,076,222.22
Ending Certificates Balance                          825,000,000.00     80,000,000.00     95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.02

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.02

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $145,402.78

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $145,402.78

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $12,419,507.25

         a.   Class A Monthly Interest:                            $837,375.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,967,254.10
         e.   Excess Spread:                                     $7,614,878.15

     2.  Class B Available Funds:                                $1,204,315.85

         a.   Class B Monthly Interest:                             $93,444.44
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,110,871.41

     3.  Collateral Available Funds:                             $1,430,125.08

         a. Excess Spread:                                       $1,430,125.08

     4.  Total Excess Spread:                                   $10,155,874.63

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2000-3 Allocable Principal
         Collections:                                          $323,640,371.82

     3.  Principal Allocation Percentage of
         Series 2000-3 Allocable Principal
         Collections:                                          $236,437,895.44

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $236,437,895.44

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,808,792.85

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $241,246,688.29

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $95,000,000.00

     2.  Required Collateral Invested Amount:                   $95,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $241,246,688.29

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.  Excess Spread:                                         $10,155,874.63
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $384,703.43
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $145,402.78
     9.  Applied to unpaid Monthly Servicing Fee:                $1,666,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $456,835.32
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4.  Balance:                                               $7,502,266.44

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4523%
         b.   Prior Monthly Period                                     3.2556%
         c.   Second Prior Monthly Period                              3.3068%

     2.  Three Month Average Base Rate                                 3.3382%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4649%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8084%



VIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest            Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount              1,659,174,025.51  1,212,122,000.00    447,052,025.51
Beginning Adjusted Invested Amount                              N/A  1,212,122,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               24,963,845.14     18,239,453.87      6,726,321.27
Collections of Principal Receivables                 392,291,614.77    286,591,574.70    105,700,040.07
Defaulted Amount                                       7,978,624.19      5,828,843.61      2,149,780.58

Ending Invested / Transferor Amounts               1,647,231,495.11  1,212,122,000.00    435,109,495.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.2350%           1.4600%           1.9500%
Monthly Interest Due                                     994,861.11        114,047.49        180,884.60        1,289,793.21
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       994,861.11        114,047.49        180,884.60        1,289,793.21
Investor Default Amount                                4,808,792.85        466,308.64        553,742.11        5,828,843.61
Investor Monthly Fees Due                              1,666,666.67        161,616.67        191,920.00        2,020,203.33
Investor Additional Amounts Dues
Total Due                                              7,470,320.63        741,972.80        926,546.71        9,138,840.15

Reallocated Investor Finance Charge Collections                                                               18,232,502.35
Interest and Principal Funding Investment Proceeds                                                                 1,930.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    12.4521%
Base Rate                                                                                                           3.4370%
Excess Spread Percentage                                                                                            9.0027%

----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                     1,000,000,000.00     96,970,000.00    115,152,000.00    1,212,122,000.00
Interest Distributions                                   994,861.11        114,047.49        180,884.60        1,289,793.21
Interest Deposits - Interest Funding Account            (994,861.11)      (114,047.49)             0.00       (1,108,908.61)
Interest Funding Account Distributions                 3,156,111.11        361,805.84              0.00        3,517,916.96
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                    3,156,111.11        361,805.84        180,884.60        3,698,801.56
Ending Interest Funding Account Balance                        0.00              0.00              0.00                0.00
Ending Certificates Balance                        1,000,000,000.00     96,970,000.00    115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.99

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.99

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.18

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.18

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $180,884.60

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $180,884.60

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds (Includes Int.Income from IFA):$15,042,142.41

         a.   Class A Monthly Interest:                            $994,861.11
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $4,808,792.85
         e.   Excess Spread:                                     $9,238,488.45

     2.  Class B Available Funds:                                $1,458,449.40

         a.   Class B Monthly Interest:                            $114,047.49
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,344,401.90

     3.  Collateral Available Funds:                             $1,731,910.54

         a. Excess Spread:                                       $1,731,910.54

     4.  Total Excess Spread:                                   $12,314,800.89

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2000-4 Allocable Principal
         Collections:                                          $392,291,614.77

     3.  Principal Allocation Percentage of
         Series 2000-4 Allocable Principal
         Collections:                                          $286,591,574.70

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $286,591,574.70

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-4:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $5,828,843.61

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $292,420,418.31

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                           $115,152,000.00

     2.  Required Collateral Invested Amount:                  $115,152,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $292,420,418.31

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.  Excess Spread:                                         $12,314,800.89
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $466,308.64
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $180,884.60
     9.  Applied to unpaid Monthly Servicing Fee:                $2,020,203.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $553,742.11
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $9,093,662.20

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4370%
         b.   Prior Monthly Period                                     3.2403%
         c.   Second Prior Monthly Period                              3.3007%

     2.  Three Month Average Base Rate                                 3.3260%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4521%
         b.   Prior Monthly Period                                    12.3181%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8044%



IX. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest             Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount              1,078,461,337.12    787,878,000.00    290,583,337.12
Beginning Adjusted Invested Amount                              N/A    787,878,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               16,226,472.57     11,854,370.96      4,372,101.61
Collections of Principal Receivables                 254,989,128.87    186,284,216.19     68,704,912.68
Defaulted Amount                                       5,186,097.17      3,788,742.09      1,397,355.07

Ending Invested / Transferor Amounts               1,070,698,705.17    787,878,000.00    282,820,705.17


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.2400%           1.4800%           1.9500%
Monthly Interest Due                                     649,277.78         75,145.77        117,573.73          841,997.28
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       649,277.78         75,145.77        117,573.73          841,997.28
Investor Default Amount                                3,125,715.35        303,098.21        359,928.53        3,788,742.09
Investor Monthly Fees Due                              1,083,333.33        105,050.00        124,746.67        1,313,130.00
Investor Additional Amounts Dues
Total Due                                              4,858,326.46        483,293.98        602,248.93        5,943,869.37

Reallocated Investor Finance Charge Collections                                                               11,854,740.05
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    12.4558%
Base Rate                                                                                                           3.4428%
Excess Spread Percentage                                                                                            9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                       650,000,000.00     63,030,000.00     74,848,000.00      787,878,000.00
Interest Distributions                                   649,277.78         75,145.77        117,573.73          841,997.28
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Total Distributions                                      649,277.78         75,145.77        117,573.73          841,997.28
Ending Certificates Balance                          650,000,000.00     63,030,000.00     74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.19

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.19

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $117,573.73

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $117,573.73

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of
         principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,780,170.32

         a.   Class A Monthly Interest:                            $649,277.78
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections)       $3,125,715.35
         e.   Excess Spread:                                     $6,005,177.19

     2.  Class B Available Funds:                                  $948,375.59

         a.   Class B Monthly Interest:                             $75,145.77
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $873,229.83

     3.  Collateral Available Funds:                             $1,126,194.14

         a. Excess Spread:                                       $1,126,194.14

     4.  Total Excess Spread:                                    $8,004,601.15

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2000-5 Allocable Principal
         Collections:                                          $254,989,128.87

     3.  Principal Allocation Percentage of
         Series 2000-5 Allocable Principal
         Collections:                                          $186,284,216.19

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $186,284,216.19

     6.  Shared Principal Collections from other
         Series allocated to Series 2000-5:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,788,742.09

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $190,072,958.28

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $74,848,000.00

     2.  Required Collateral Invested Amount:                   $74,848,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $190,072,958.28

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.  Excess Spread:                                          $8,004,601.15
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $303,098.21
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $117,573.73
     9.  Applied to unpaid Monthly Servicing Fee:                $1,313,130.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $359,928.53
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,910,870.68

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4428%
         b.   Prior Monthly Period                                     3.2461%
         c.   Second Prior Monthly Period                              3.2973%

     2.  Three Month Average Base Rate                                 3.3287%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4558%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8053%



X. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations      Interest            Interest
----------------------------------                      -----------    --------------       -----------
Beginning Invested /Transferor Amount              1,026,613,260.99    750,000,000.00    276,613,260.99
Beginning Adjusted Invested Amount                              N/A    750,000,000.00               N/A
Floating Allocation Percentage                                  N/A          73.0557%          26.9443%
Principal Allocation Percentage                                 N/A          73.0557%          26.9443%
Collections of Finance Chg. Receivables               15,446,369.14     11,284,460.56      4,161,908.58
Collections of Principal Receivables                 242,730,278.86    177,328,421.58     65,401,857.28
Defaulted Amount                                       4,936,770.51      3,606,594.64      1,330,175.87

Ending Invested / Transferor Amounts               1,019,223,825.11    750,000,000.00    269,223,825.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                      Class A           Class B         Interest                Total
--------------------------------------                      -------           -------        ----------               -----

Principal Funding Account                                      0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                         0.00              0.00              0.00                0.00
Reserve Draw Amount                                            0.00              0.00              0.00                0.00
Available Reserve Account Amount                               0.00              0.00              0.00                0.00
Reserve Account Surplus                                        0.00              0.00              0.00                0.00

Coupon May 17, 2004 - June 14, 2004                         1.2400%           1.5200%           2.0500%
Monthly Interest Due                                     618,062.50         73,466.67        117,661.46          809,190.63
Outstanding Monthly Interest Due                               0.00              0.00              0.00                0.00
Additional Interest Due                                        0.00              0.00              0.00                0.00
Total Interest Due                                       618,062.50         73,466.67        117,661.46          809,190.63
Investor Default Amount                                2,975,440.58        288,527.57        342,626.49        3,606,594.64
Investor Monthly Fees Due                              1,031,250.00        100,000.00        118,750.00        1,250,000.00
Investor Additional Amounts Dues
Total Due                                              4,624,753.08        461,994.24        579,037.95        5,665,785.26

Reallocated Investor Finance Charge Collections                                                               11,292,485.09
Interest and Principal Funding Investment Proceeds                                                                     0.00
Reserve Account Proceeds                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                    12.4682%
Base Rate                                                                                                           3.4557%
Excess Spread Percentage                                                                                            9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A           Class B         Interest                Total
--------------------------------------------                -------           -------        ----------               -----

Beginning Certificates Balance                       618,750,000.00     60,000,000.00     71,250,000.00      750,000,000.00
Interest Distributions (Accrued this pay period)         618,062.50         73,466.67        117,661.46          809,190.63
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                0.00
Principal Distributions                                        0.00              0.00              0.00                0.00
Totalt Distributions (Accrued this pay period)           618,062.50         73,466.67        117,661.46          809,190.63
Ending Certificates Balance                          618,750,000.00     60,000,000.00     71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.22

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.22

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $117,661.46

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $117,661.46

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,316,300.20

         a.   Class A Monthly Interest:                            $618,062.50
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,975,440.58
         e.   Excess Spread:                                     $5,722,797.13

     2.  Class B Available Funds:                                  $903,398.81

         a.   Class B Monthly Interest:                             $73,466.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $829,932.14

     3.  Collateral Available Funds:                             $1,072,786.08

         a. Excess Spread:                                       $1,072,786.08

     4.  Total Excess Spread:                                    $7,625,515.35

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-1 Allocable Principal
         Collections:                                          $242,730,278.86

     3.  Principal Allocation Percentage of
         Series 2001-1 Allocable Principal
         Collections:                                          $177,328,421.58

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $177,328,421.58

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-1:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,606,594.64

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $180,935,016.22

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $180,935,016.22

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.  Excess Spread:                                          $7,625,515.35
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $288,527.57
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $117,661.46
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $342,626.49
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,626,699.83

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4557%
         b.   Prior Monthly Period                                     3.2590%
         c.   Second Prior Monthly Period                              3.3102%

     2.  Three Month Average Base Rate                                 3.3416%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4682%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8094%


XI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               342,204,420.33         250,000,000.00       92,204,420.33
Beginning Adjusted Invested Amount                             N/A         250,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables               5,148,789.71           3,761,486.85        1,387,302.86
Collections of Principal Receivables                 80,910,092.95          59,109,473.86       21,800,619.09
Defaulted Amount                                      1,645,590.17           1,202,198.21          443,391.96

Ending Invested / Transferor Amounts                339,741,275.04         250,000,000.00       89,741,275.04


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        5.5300%                5.8300%             1.9500%
Monthly Interest Due                                    996,552.08              72,875.00           29,453.13       1,098,880.21
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      996,552.08              72,875.00           29,453.13       1,098,880.21
Investor Default Amount                               1,039,901.45              72,131.89           90,164.87       1,202,198.21
Investor Monthly Fees Due                               360,416.67              25,000.00           31,250.00         416,666.67
Investor Additional Amounts Dues
Total Due                                             2,396,870.20             170,006.89          150,867.99       2,717,745.09

Reallocated Investor Finance Charge Collections                                                                     4,001,198.32
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         13.6218%
Base Rate                                                                                                                7.6300%
Excess Spread Percentage                                                                                                 6.1606%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      216,250,000.00          15,000,000.00       18,750,000.00     250,000,000.00
Interest Distributions                                  996,552.08              72,875.00           29,453.13       1,098,880.21
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Principal Distributions                                       0.00                   0.00                0.00               0.00
Totalt Distributions                                    996,552.08              72,875.00           29,453.13       1,098,880.21
Ending Certificates Balance                         216,250,000.00          15,000,000.00       18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $4.61

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $4.61

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in respect of
         Class A Additional Interest:                                    $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of Class A
         Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $4.86

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $4.86

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $29,453.13

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $29,453.13

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $3,461.036.55

         a.   Class A Monthly Interest:                            $996,552.08
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,039,901.45
         e.   Excess Spread:                                     $1,424,583.01

     2.  Class B Available Funds:                                  $240,071.90

         a.   Class B Monthly Interest:                             $72,875.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $167,196.90

     3.  Collateral Available Funds:                               $300,089.87

         a. Excess Spread:                                         $300,089.87

     4.  Total Excess Spread:                                    $1,891,869.78

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-2 Allocable Principal
         Collections:                                           $80,910,092.95

     3.  Principal Allocation Percentage of
         Series 2001-2 Allocable Principal
         Collections:                                           $59,109,473.86

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                   $59,109,473.86

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-2:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $1,202,198.21

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                                $60,311,672.07

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $18,750,000.00

     2.  Required Collateral Invested Amount:                   $18,750,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amoun                         $0.00

     4.  Treated as Shared Principal Collections:               $60,311,672.07

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.  Excess Spread:                                          $1,891,869.78
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                   $72,131.89
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $29,453.13
     9.  Applied to unpaid Monthly Servicing Fee:                  $416,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                           $90,164.87
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                  $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $1,283,453.23

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   7.6300%
         b.   Prior Monthly Period                                     6.9286%
         c.   Second Prior Monthly Period                              7.1465%

     2.  Three Month Average Base Rate                                 7.2350%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  13.6218%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          13.1940%



XII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,026,613,260.99         750,000,000.00      276,613,260.99
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              15,446,369.14          11,284,460.56        4,161,908.58
Collections of Principal Receivables                242,730,278.86         177,328,421.58       65,401,857.28
Defaulted Amount                                      4,936,770.51           3,606,594.64        1,330,175.87

Ending Invested / Transferor Amounts              1,019,223,825.11         750,000,000.00      269,223,825.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2300%                1.4800%             1.9500%
Monthly Interest Due                                    613,078.13              71,533.33          111,921.88         796,533.33
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      613,078.13              71,533.33          111,921.88         796,533.33
Investor Default Amount                               2,975,440.58             288,527.57          342,626.49       3,606,594.64
Investor Monthly Fees Due                             1,031,250.00             100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Dues
Total Due                                             4,619,768.70             460,060.90          573,298.37       5,653,127.97

Reallocated Investor Finance Charge Collections                                                                    11,279,827.80
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4477%
Base Rate                                                                                                                3.4344%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                  613,078.13              71,533.33          111,921.88         796,533.33
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Principal Distributions                                       0.00                   0.00                0.00               0.00
Totalt Distributions                                    613,078.13              71,533.33          111,921.88         796,533.33
Ending Certificates Balance                         618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.99

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.99

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.19

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.19

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $111,921.88

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $111,921.88

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,305,857.94

         a.   Class A Monthly Interest:                            $613,078.13
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,975,440.58
         e.   Excess Spread:                                     $5,717,339.24

     2.  Class B Available Funds:                                  $902,386.22

         a.   Class B Monthly Interest:                             $71,533.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $830,852.89

     3.  Collateral Available Funds:                             $1,072,583.64

         a. Excess Spread:                                       $1,072,583.64

     4.  Total Excess Spread:                                    $7,619,775.77

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-3 Allocable Principal
         Collections:                                          $242,730,278.86

     3.  Principal Allocation Percentage of
         Series 2001-3 Allocable Principal
         Collections:                                          $177,328,421.58

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $177,328,421.58

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-3                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,606,594.64

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $180,935,016.22

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $180,935,016.22

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.  Excess Spread:                                          $7,619,775.77
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $288,527.57
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $111,921.88
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $342,626.49
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,626,699.83

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4344%
         b.   Prior Monthly Period                                     3.2378%
         c.   Second Prior Monthly Period                              3.2889%

     2.  Three Month Average Base Rate                                 3.3204%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4477%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8026%



XIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               992,392,818.95         725,000,000.00      267,392,818.95
Beginning Adjusted Invested Amount                             N/A         725,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              14,931,490.17          10,908,311.88        4,023,178.29
Collections of Principal Receivables                234,639,269.57         171,417,474.20       63,221,795.37
Defaulted Amount                                      4,772,211.49           3,486,374.82        1,285,836.68

Ending Invested / Transferor Amounts                985,249,697.60         725,000,000.00      260,249,697.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2300%                1.4800%             2.0500%
Monthly Interest Due                                    592,642.19              69,148.89          113,739.41         775,530.49
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      592,642.19              69,148.89          113,739.41         775,530.49
Investor Default Amount                               2,876,259.22             278,909.99          331,205.61       3,486,374.82
Investor Monthly Fees Due                               996,875.00              96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Dues
Total Due                                             4,465,776.41             444,725.54          559,736.68       5,470,238.64

Reallocated Investor Finance Charge Collections                                                                    10,909,381.81
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4570%
Base Rate                                                                                                                3.4440%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      598,125,000.00          58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                  592,642.19              69,148.89          113,739.41         775,530.49
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Principal Distributions                                       0.00                   0.00                0.00               0.00
Totalt Distributions                                    592,642.19              69,148.89          113,739.41         775,530.49
Ending Certificates Balance                         598,125,000.00          58,000,000.00       68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.99

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.99

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.19

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.19

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $113,739.41

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $113,739.41

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,000,239.99

         a.   Class A Monthly Interest:                            $592,642.19
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,876,259.22
         e.   Excess Spread:                                     $5,531,338.58

     2.  Class B Available Funds:                                  $872,750.54

         a.   Class B Monthly Interest:                             $69,148.89
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $803,601.66

     3.  Collateral Available Funds:                             $1,036,391.27

         a. Excess Spread:                                       $1,036,391.27

     4.  Total Excess Spread:                                    $7,371,331.51

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-4 Allocable Principal
         Collections:                                          $234,639,269.57

     3.  Principal Allocation Percentage of
         Series 2001-4 Allocable Principal
         Collections:                                          $171,417,474.20

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $171,417,474.20

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-4                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,486,374.82

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $174,903,849.01

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $68,875,000.00

     2.  Required Collateral Invested Amount:                   $68,875,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $174,903,849.01

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.  Excess Spread:                                          $7,371,331.51
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $278,909.99
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $113,739.41
     9.  Applied to unpaid Monthly Servicing Fee:                $1,208,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $331,205.61
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,439,143.17

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4440%
         b.   Prior Monthly Period                                     3.2474%
         c.   Second Prior Monthly Period                              3.2986%

     2.  Three Month Average Base Rate                                 3.3300%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4570%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8057%



XIV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               684,408,840.66         500,000,000.00      184,408,840.66
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              10,297,579.43           7,522,973.71        2,774,605.72
Collections of Principal Receivables                161,820,185.91         118,218,947.72       43,601,238.19
Defaulted Amount                                      3,291,180.34           2,404,396.43          886,783.91

Ending Invested / Transferor Amounts                679,482,550.07         500,000,000.00      179,482,550.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2800%                1.5500%             2.1500%
Monthly Interest Due                                    425,333.33              49,944.44           82,267.36         557,545.14
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      425,333.33              49,944.44           82,267.36         557,545.14
Investor Default Amount                               1,983,627.05             192,351.71          228,417.66       2,404,396.43
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                             3,096,460.38             308,962.83          389,851.69       3,795,274.90

Reallocated Investor Finance Charge Collections                                                                     7,546,408.12
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.5122%
Base Rate                                                                                                                3.5012%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                  425,333.33              49,944.44           82,267.36         557,545.14
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    425,333.33              49,944.44           82,267.36         557,545.14
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.03

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.03

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.25

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.25

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $82,267.36

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $82,267.36

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,225,786.70

         a.   Class A Monthly Interest:                            $425,333.33
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,983,627.05
         e.   Excess Spread:                                     $3,816,826.31

     2.  Class B Available Funds:                                  $603,712.65

         a.   Class B Monthly Interest:                             $49,944.44
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $553,768.20

     3.  Collateral Available Funds:                               $716,908.77

         a. Excess Spread:                                         $716,908.77

     4.  Total Excess Spread:                                    $5,087,503.29

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-5 Allocable Principal
         Collections:                                          $161,820,185.91

     3.  Principal Allocation Percentage of
         Series 2001-5 Allocable Principal
         Collections:                                          $118,218,947.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $118,218,947.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-5                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,404,396.43

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $120,623,344.15

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $120,623,344.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.  Excess Spread:                                          $5,087,503.29
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $192,351.71
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $82,267.36
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $228,417.66
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,751,133.32

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.5012%
         b.   Prior Monthly Period                                     3.3045%
         c.   Second Prior Monthly Period                              3.3557%

     2.  Three Month Average Base Rate                                 3.3871%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.5122%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8241%



XV. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               958,172,376.92         700,000,000.00      258,172,376.92
Beginning Adjusted Invested Amount                             N/A         700,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              14,416,611.20          10,532,163.19        3,884,448.01
Collections of Principal Receivables                226,548,260.27         165,506,526.81       61,041,733.46
Defaulted Amount                                      4,607,652.48           3,366,155.00        1,241,497.48

Ending Invested / Transferor Amounts                951,275,570.10         700,000,000.00      251,275,570.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2200%                1.4500%             2.0500%
Monthly Interest Due                                    567,554.17              65,411.11          109,817.36         742,782.64
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      567,554.17              65,411.11          109,817.36         742,782.64
Investor Default Amount                               2,777,077.87             269,292.40          319,784.72       3,366,155.00
Investor Monthly Fees Due                               962,500.00              93,333.33          110,833.33       1,166,666.67
Investor Additional Amounts Dues
Total Due                                             4,307,132.04             428,036.84          540,435.42       5,275,604.30

Reallocated Investor Finance Charge Collections                                                                    10,527,190.81
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4466%
Base Rate                                                                                                                3.4332%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      577,500,000.00          56,000,000.00       66,500,000.00     700,000,000.00
Interest Distributions                                  567,554.17              65,411.11          109,817.36         742,782.64
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    567,554.17              65,411.11          109,817.36         742,782.64
Ending Certificates Balance                         577,500,000.00          56,000,000.00       66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.98

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.98

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $109,817.36

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $109,817.36

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,684,932.42

         a.   Class A Monthly Interest:                            $567,554.17
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,777,077.87
         e.   Excess Spread:                                     $5,340,300.38

     2.  Class B Available Funds:                                  $842,175.26

         a.   Class B Monthly Interest:                             $65,411.11
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $776,764.15

     3.  Collateral Available Funds:                             $1,000,083.13

         a. Excess Spread:                                       $1,000,083.13

     4.  Total Excess Spread:                                    $7,117,147.66

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-6 Allocable Principal
         Collections:                                          $226,548,260.27

     3.  Principal Allocation Percentage of
         Series 2001-6 Allocable Principal
         Collections:                                          $165,506,526.81

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $165,506,526.81

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-6                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,366,155.00

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $168,872,681.81

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $66,500,000.00

     2.  Required Collateral Invested Amount:                   $66,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $168,872,681.81

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.  Excess Spread:                                          $7,117,147.66
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $269,292.40
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $109,817.36
     9.  Applied to unpaid Monthly Servicing Fee:                $1,166,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $319,784.72
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,251,586.51

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4332%
         b.   Prior Monthly Period                                     3.2366%
         c.   Second Prior Monthly Period                              3.2878%

     2.  Three Month Average Base Rate                                 3.3192%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4466%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8022%



XVI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               889,731,492.85         650,000,000.00      239,731,492.85
Beginning Adjusted Invested Amount                             N/A         650,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              13,386,853.25           9,779,865.82        3,606,987.44
Collections of Principal Receivables                210,366,241.68         153,684,632.04       56,681,609.64
Defaulted Amount                                      4,278,534.44           3,125,715.35        1,152,819.09

Ending Invested / Transferor Amounts                883,327,315.09         650,000,000.00      233,327,315.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2200%                1.4600%             2.0500%
Monthly Interest Due                                    527,014.58              61,157.78          101,973.26         690,145.63
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      527,014.58              61,157.78          101,973.26         690,145.63
Investor Default Amount                               2,578,715.17             250,057.23          296,942.96       3,125,715.35
Investor Monthly Fees Due                               893,750.00              86,666.67          102,916.67       1,083,333.33
Investor Additional Amounts Dues
Total Due                                             3,999,479.75             397,881.67          501,832.89       4,899,194.31

Reallocated Investor Finance Charge Collections                                                                     9,775,667.50
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4473%
Base Rate                                                                                                                3.4341%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      536,250,000.00          52,000,000.00       61,750,000.00     650,000,000.00
Interest Distributions                                  527,014.58              61,157.78          101,973.26         690,145.63
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    527,014.58              61,157.78          101,973.26         690,145.63
Ending Certificates Balance                         536,250,000.00          52,000,000.00       61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.98

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.98

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.18

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.18

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $101,973.26

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $101,973.26

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,064,925,69

         a.   Class A Monthly Interest:                            $527,014.58
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,578,715.17
         e.   Excess Spread:                                     $4,959,195.94

     2.  Class B Available Funds:                                  $782,053.40

         a.   Class B Monthly Interest:                             $61,157.78
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $720,895.62

     3.  Collateral Available Funds:                               $928,688.41

         a. Excess Spread:                                         $928,688.41

     4.  Total Excess Spread:                                    $6,608,779.97

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2001-7 Allocable Principal
         Collections:                                          $210,366,241.68

     3.  Principal Allocation Percentage of
         Series 2001-7 Allocable Principal
         Collections:                                          $153,684,632.04

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $153,684,632.04

     6.  Shared Principal Collections from other
         Series allocated to Series 2001-7                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,125,715.35

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $156,810,347.39

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $61,750,000.00

     2.  Required Collateral Invested Amount:                   $61,750,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $156,810,347.39

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.  Excess Spread:                                          $6,608,779.97
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $250,057.23
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $101,973.26
     9.  Applied to unpaid Monthly Servicing Fee:                $1,083,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $296,942.96
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,876,473.19

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4341%
         b.   Prior Monthly Period                                     3.2374%
         c.   Second Prior Monthly Period                              3.2886%

     2.  Three Month Average Base Rate                                 3.3200%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4473%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8025%



XVII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,259,312,266.81         920,000,000.00      339,312,266.81
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              18,947,546.15          13,842,271.62        5,105,274.52
Collections of Principal Receivables                297,749,142.07         217,522,863.81       80,226,278.26
Defaulted Amount                                      6,055,771.82           4,424,089.42        1,631,682.40

Ending Invested / Transferor Amounts              1,250,247,892.13         920,000,000.00      330,247,892.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.5000%             2.1500%
Monthly Interest Due                                    739,814.17              88,933.33          151,371.94         980,119.44
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      739,814.17              88,933.33          151,371.94         980,119.44
Investor Default Amount                               3,649,873.77             353,927.15          420,288.50       4,424,089.42
Investor Monthly Fees Due                             1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Dues
Total Due                                             5,654,687.94             565,527.15          717,327.11       6,937,542.20

Reallocated Investor Finance Charge Collections                                                                    13,839,627.33
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4517%
Base Rate                                                                                                                3.4386%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                  739,814.17              88,933.33          151,371.94         980,119.44
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    739,814.17              88,933.33          151,371.94         980,119.44
Ending Certificates Balance                         759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.21

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.21

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $151,371.94

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $151,371.94

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,417,692.54

         a.   Class A Monthly Interest:                            $739,814.17
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,649,873.77
         e.   Excess Spread:                                     $7,028,004.60

     2.  Class B Available Funds:                                $1,107,170.19

         a.   Class B Monthly Interest:                             $88,933.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,018,236.85

     3.  Collateral Available Funds:                             $1,314,764.60

         a. Excess Spread:                                       $1,314,764.60

     4.  Total Excess Spread:                                    $9,361,006.05

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-1 Allocable Principal
         Collections:                                          $297,749,142.07

     3.  Principal Allocation Percentage of
         Series 2002-1 Allocable Principal
         Collections:                                          $217,522,863.81

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $217,522,863.81

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-1                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,424,089.42

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $221,946,953.23

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $221,946,953.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.  Excess Spread:                                          $9,361.006.05
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $353,927.15
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $151,371.94
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $420,288.50
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,902,085.13

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4386%
         b.   Prior Monthly Period                                     3.2419%
         c.   Second Prior Monthly Period                              3.2931%

     2.  Three Month Average Base Rate                                 3.3245%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4517%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8039%



XVIII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     ------------        --------------         -----------
Beginning Invested /Transferor Amount             1,286,688,620.44         940,000,000.00      346,688,620.44
Beginning Adjusted Invested Amount                             N/A         940,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              19,359,449.32          14,143,190.57        5,216,258.75
Collections of Principal Receivables                304,221,949.51         222,251,621.72       81,970,327.79
Defaulted Amount                                      6,187,419.04           4,520,265.28        1,667,153.76

Ending Invested / Transferor Amounts              1,277,427,194.13         940,000,000.00      337,427,194.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.4900%             2.1000%
Monthly Interest Due                                    755,897.08              90,260.89          151,065.83         997,223.81
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      755,897.08              90,260.89          151,065.83         997,223.81
Investor Default Amount                               3,729,218.86             361,621.22          429,425.20       4,520,265.28
Investor Monthly Fees Due                             1,292,500.00             125,333.33          148,833.33       1,566,666.67
Investor Additional Amounts Dues
Total Due                                             5,777,615.94             577,215.44          729,324.37       7,084,155.75

Reallocated Investor Finance Charge Collections                                                                    14,136,286.21
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4463%
Base Rate                                                                                                                3.4329%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      775,500,000.00          75,200,000.00       89,300,000.00     940,000,000.00
Interest Distributions                                  755,897.08              90,260.89          151,065.83         997,223.81
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    755,897.08              90,260.89          151,065.83         997,223.81
Ending Certificates Balance                         775,500,000.00          75,200,000.00       89,300,000.00     940,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.20

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.20

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $151,065.83

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $151,065.83

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect of
         such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,662,436.12

         a.   Class A Monthly Interest:                            $755,897.08
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,729,218.86
         e.   Excess Spread:                                     $7,177,320.18

     2.  Class B Available Funds:                                $1,130,902.90

         a.   Class B Monthly Interest:                             $90,260.89
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,040,642.01

     3.  Collateral Available Funds:                             $1,342,947.19

         a. Excess Spread:                                       $1,342.947.19

     4.  Total Excess Spread:                                    $9,560,909.38

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-2 Allocable Principal
         Collections:                                          $304,221,949.51

     3.  Principal Allocation Percentage of
         Series 2002-2 Allocable Principal
         Collections:                                          $222,251,621.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $222,251,621.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-2                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,520,265.28

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $226,771,887.00

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $89,300,000.00

     2.  Required Collateral Invested Amount:                   $89,300,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $226,771,887.00

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:       `                  N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.  Excess Spread:                                          $9,560,909.38
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $361,621.22
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $151,065.83
     9.  Applied to unpaid Monthly Servicing Fee:                $1,566,666.67
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $429,425.20
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $7,052,130.45

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4329%
         b.   Prior Monthly Period                                     3.2363%
         c.   Second Prior Monthly Period                              3.2875%

     2.  Three Month Average Base Rate                                 3.3189%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4463%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8021%



XIX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,259,312,266.81         920,000,000.00      339,312,266.81
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              18,947,546.15          13,842,271.62        5,105,274.52
Collections of Principal Receivables                297,749,142.07         217,522,863.81       80,226,278.26
Defaulted Amount                                      6,055,771.82           4,424,089.42        1,631,682.40

Ending Invested / Transferor Amounts              1,250,247,892.13         920,000,000.00      330,247,892.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.4800%             2.1000%
Monthly Interest Due                                    739,814.17              87,747.56          147,851.67         975,413.39
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      739,814.17              87,747.56          147,851.67         975,413.39
Investor Default Amount                               3,649,873.77             353,927.15          420,288.50       4,424,089.42
Investor Monthly Fees Due                             1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Dues
Total Due                                             5,654,687.94             564,341.38          713,806.83       6,932,836.14

Reallocated Investor Finance Charge Collections                                                                    13,834,921.27
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4455%
Base Rate                                                                                                                3.4321%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                  739,814.17              87,747.56          147,851.67         975,413.39
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    739,814.17              87,747.56          147,851.67         975,413.39
Ending Certificates Balance                         759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.19

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.19

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $147,851.67

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $147,851.67

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,413,810.05

         a.   Class A Monthly Interest:                            $739,814.17
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,649,873.77
         e.   Excess Spread:                                     $7,024,122.11

     2.  Class B Available Funds:                                $1,106,793.70

         a.   Class B Monthly Interest:                             $87,747.56
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,019,046.15

     3.  Collateral Available Funds:                             $1,314,317.52

         a. Excess Spread:                                       $1,314,317.52

     4.  Total Excess Spread:                                    $9,357,485.77

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-3 Allocable Principal
         Collections:                                          $297,749,142.07

     3.  Principal Allocation Percentage of
         Series 2002-3 Allocable Principal
         Collections:                                          $217,522,863.81

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $217,522,863.81

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-3                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,424,089.42

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $221,946,953.23

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $221,946,953.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.  Excess Spread:                                          $9,357,485.77
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $353,927.15
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $147,851.67
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $420,288.50
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,902,085.13

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4321%
         b.   Prior Monthly Period                                     3.2355%
         c.   Second Prior Monthly Period                              3.2867%

     2.  Three Month Average Base Rate                                 3.3181%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4455%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8019%



XX. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               684,408,840.66         500,000,000.00      184,408,840.66
Beginning Adjusted Invested Amount                             N/A         500,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              10,297,579.43           7,522,973.71        2,774,605.72
Collections of Principal Receivables                161,820,185.91         118,218,947.72       43,601,238.19
Defaulted Amount                                      3,291,180.34           2,404,396.43          886,783.91

Ending Invested / Transferor Amounts                679,482,550.07         500,000,000.00      179,482,550.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.1400%                1.4100%             1.9500%
Monthly Interest Due                                    378,812.50              45,433.33           74,614.58         498,860.42
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      378,812.50              45,433.33           74,614.58         498,860.42
Investor Default Amount                               1,983,627.05             192,351.71          228,417.66       2,404,396.43
Investor Monthly Fees Due                               687,500.00              66,666.67           79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                             3,049,939.55             304,451.71          382,198.91       3,736,590.18

Reallocated Investor Finance Charge Collections                                                                     7,487,723.40
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.3694%
Base Rate                                                                                                                3.3535%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                  378,812.50              45,433.33           74,614.58         498,860.42
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    378,812.50              45,433.33           74,614.58         498,860.42
Ending Certificates Balance                         412,500,000.00          40,000,000.00       47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.92

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.92

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.14

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.14

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $74,614.58

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $74,614.58

     3 . Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $6,177,371.80

         a.   Class A Monthly Interest:                            $378,812.50
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $1,983,627.05
         e.   Excess Spread:                                     $3,814,932.25

     2.  Class B Available Funds:                                  $599,017.87

         a.   Class B Monthly Interest:                             $45,433.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $553,584.54

     3.  Collateral Available Funds:                               $711,333.72

         a. Excess Spread:                                         $711.333.72

     4.  Total Excess Spread:                                    $5,079,850.51

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-4 Allocable Principal
         Collections:                                          $161,820,185.91

     3.  Principal Allocation Percentage of
         Series 2002-4 Allocable Principal
         Collections:                                          $118,218,947.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $118,218,947.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-4                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,404,396.43

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $120,623,344.15

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $47,500,000.00

     2.  Required Collateral Invested Amount:                   $47,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $120,623,344.15

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.  Excess Spread:                                          $5,079,850.51
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $192,351.71
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $74,614.58
     9.  Applied to unpaid Monthly Servicing Fee:                  $833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $228,417.66
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,751,133.22

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.3535%
         b.   Prior Monthly Period                                     3.1568%
         c.   Second Prior Monthly Period                              3.2080%

     2.  Three Month Average Base Rate                                 3.2394%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.3694%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.7765%



XXI. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest              Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               821,290,608.79         600,000,000.00      221,290,608.79
Beginning Adjusted Invested Amount                             N/A         600,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              12,357,095.31           9,027,568.45        3,329,526.86
Collections of Principal Receivables                194,184,223.09         141,862,737.27       52,321,485.82
Defaulted Amount                                      3,949,416.41           2,885,275.71        1,064,140.70

Ending Invested / Transferor Amounts                815,379,060.09         600,000,000.00      215,379,060.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2700%                1.5500%             2.1500%
Monthly Interest Due                                    506,412.50              59,933.33           98,720.83         665,066.67
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      506,412.50              59,933.33           98,720.83         665,066.67
Investor Default Amount                               2,380,352.46             230,822.06          274,101.19       2,885,275.71
Investor Monthly Fees Due                               825,000.00              80,000.00           95,000.00       1,000,000.00
Investor Additional Amounts Dues
Total Due                                             3,711,764.96             370,755.39          467,822.03       4,550,342.38

Reallocated Investor Finance Charge Collections                                                                     9,051,702.24
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.5041%
Base Rate                                                                                                                3.4928%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      495,000,000.00          48,000,000.00       57,000,000.00     600,000,000.00
Interest Distributions                                  506,412.50              59,933.33           98,720.83         665,066.67
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    506,412.50              59,933.33           98,720.83         665,066.67
Ending Certificates Balance                         495,000,000.00          48,000,000.00       57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.02

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.02

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.25

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.25

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3 above,
         per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $98,720.83

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $98,720.83

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $7,467,654.35

         a.   Class A Monthly Interest:                            $506,412.50
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,380,352.46
         e.   Excess Spread:                                     $4,580.889.39

     2.  Class B Available Funds:                                  $724,136.18

         a.   Class B Monthly Interest:                             $59,933.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $664,202.85

     3.  Collateral Available Funds:                               $859,911.71

         a. Excess Spread:                                         $859,911.71

     4.  Total Excess Spread:                                    $6,105,003.95

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-5 Allocable Principal
         Collections:                                          $194,184,223.09

     3.  Principal Allocation Percentage of
         Series 2002-5 Allocable Principal
         Collections:                                          $141,862,737.27

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $141,862,737.27

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-5                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $2,885,275.71

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $144,748,012.98

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $57,000,000.00

     2.  Required Collateral Invested Amount:                   $57,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $144,748,012.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.  Excess Spread:                                          $6,105,003.95
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $230,822.06
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $98,720.83
     9.  Applied to unpaid Monthly Servicing Fee:                $1,000,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $274,101.19
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $4,501,359.86

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4928%
         b.   Prior Monthly Period                                     3.2962%
         c.   Second Prior Monthly Period                              3.3473%

     2.  Three Month Average Base Rate                                 3.3788%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.5041%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8214%



XXII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               985,548,730.55         720,000,000.00      265,548,730.55
Beginning Adjusted Invested Amount                             N/A         720,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              14,828,514.37          10,833,082.14        3,995,432.24
Collections of Principal Receivables                233,021,067.71         170,235,284.72       62,785,782.99
Defaulted Amount                                      4,739,299.69           3,462,330.85        1,276,968.84

Ending Invested / Transferor Amounts                978,454,872.10         720,000,000.00      258,454,872.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2400%                1.5500%             2.1500%
Monthly Interest Due                                    593,340.00              71,920.00          118,465.00         783,725.00
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      593,340.00              71,920.00          118,465.00         783,725.00
Investor Default Amount                               2,856,422.95             276,986.47          328,921.43       3,462,330.85
Investor Monthly Fees Due                               990,000.00              96,000.00          114,000.00       1,200,000.00
Investor Additional Amounts Dues
Total Due                                             4,439,762.95             444,906.47          561,386.43       5,446,055.85

Reallocated Investor Finance Charge Collections                                                                    10,847,687.69
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4799%
Base Rate                                                                                                                3.4677%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      594,000,000.00          57,600,000.00       68,400,000.00     720,000,000.00
Interest Distributions                                  593,340.00              71,920.00          118,465.00         783,725.00
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    593,340.00              71,920.00          118,465.00         783,725.00
Ending Certificates Balance                         594,000,000.00          57,600,000.00       68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.00

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.00

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.25

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.25

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $118,465.00

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $118,465.00

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $8,949,342.34

         a.   Class A Monthly Interest:                            $593,340.00
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,856,422.95
         e.   Excess Spread:                                     $5,499,579.39

     2.  Class B Available Funds:                                  $867,815.02

         a.   Class B Monthly Interest:                             $71,920.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $795,895.02

     3.  Collateral Available Funds:                             $1,030,530.33

         a. Excess Spread:                                       $1,030,530.33

     4.  Total Excess Spread:                                    $7,326,004.74

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2002-6 Allocable Principal
         Collections:                                          $233,021,067.71

     3.  Principal Allocation Percentage of
         Series 2002-6 Allocable Principal
         Collections:                                          $170,235,284.72

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $170,235,284.72

     6.  Shared Principal Collections from other
         Series allocated to Series 2002-6                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,462,330.85

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $173,697,615.57

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $68,400,000.00

     2.  Required Collateral Invested Amount:                   $68,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $173,697,615.57

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.  Excess Spread:                                          $7,326,004.74
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $276,986.47
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $118,465.00
     9.  Applied to unpaid Monthly Servicing Fee:                $1,200,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $328,921.43
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,401,631.84

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4677%
         b.   Prior Monthly Period                                     3.2711%
         c.   Second Prior Monthly Period                              3.3222%

     2.  Three Month Average Base Rate                                 3.3537%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4799%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8133%



XXIII. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     ----------          --------------         -----------
Beginning Invested /Transferor Amount             1,259,312,266.81         920,000,000.00      339,312,266.81
Beginning Adjusted Invested Amount                             N/A         920,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              18,947,546.15          13,842,271.62        5,105,274.52
Collections of Principal Receivables                297,749,142.07         217,522,863.81       80,226,278.26
Defaulted Amount                                      6,055,771.82           4,424,089.42        1,631,682.40

Ending Invested / Transferor Amounts              1,250,247,892.13         920,000,000.00      330,247,892.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.5000%             2.2000%
Monthly Interest Due                                    739,814.17              88,933.33          154,892.22         983,639.72
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      739,814.17              88,933.33          154,892.22         983,639.72
Investor Default Amount                               3,649,873.77             353,927.15          420,288.50       4,424,089.42
Investor Monthly Fees Due                             1,265,000.00             122,666.67          145,666.67       1,533,333.33
Investor Additional Amounts Dues
Total Due                                             5,654,687.94             565,527.15          720,847.38       6,941,062.48

Reallocated Investor Finance Charge Collections                                                                    13,843,147.60
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4564%
Base Rate                                                                                                                3.4434%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00
Interest Distributions                                  739,814.17              88,933.33          154,892.22         983,639.72
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    739,814.17              88,933.33          154,892.22         983,639.72
Ending Certificates Balance                         759,000,000.00          73,600,000.00       87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.21

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.21

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $154,892.22

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $154,892.22

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $11,420,596.77

         a.   Class A Monthly Interest:                            $739,814.17
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,649,873.77
         e.   Excess Spread:                                     $7,030,908.83

     2.  Class B Available Funds:                                $1,107,451.81

         a.   Class B Monthly Interest:                             $88,933.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,018,518.47

     3.  Collateral Available Funds:                             $1,315,099.02

         a. Excess Spread:                                       $1,315,099.02

     4.  Total Excess Spread:                                    $9,364,526.33

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2003-1 Allocable Principal
         Collections:                                          $297,749,142.07

     3.  Principal Allocation Percentage of
         Series 2003-1 Allocable Principal
         Collections:                                          $217,522,863.81

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $217,522,863.81

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-1                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $4,424,089.42

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $221,946,953.23

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $87,400,000.00

     2.  Required Collateral Invested Amount:                   $87,400,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $221,946,953.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.  Excess Spread:                                          $9,364,526.33
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $353,927.15
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $154,892.22
     9.  Applied to unpaid Monthly Servicing Fee:                $1,533,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $420,288.50
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $6,902,085.13

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4434%
         b.   Prior Monthly Period                                     3.2467%
         c.   Second Prior Monthly Period                              3.2979%

     2.  Three Month Average Base Rate                                 3.3293%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4564%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8055%



XXIV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,505,699,449.45       1,100,000,000.00      405,699,449.45
Beginning Adjusted Invested Amount                             N/A       1,100,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              22,654,674.74          16,550,542.16        6,104,132.58
Collections of Principal Receivables                356,004,409.00         260,081,684.99       95,922,724.01
Defaulted Amount                                      7,240,596.75           5,289,672.14        1,950,924.61

Ending Invested / Transferor Amounts              1,494,861,610.16       1,100,000,000.00      394,861,610.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.4700%             2.2500%
Monthly Interest Due                                    884,560.42             104,206.67          189,406.25       1,178,173.33
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      884,560.42             104,206.67          189,406.25       1,178,173.33
Investor Default Amount                               4,363,979.51             423,173.77          502,518.85       5,289,672.14
Investor Monthly Fees Due                             1,512,500.00             146,666.67          174,166.67       1,833,333.33
Investor Additional Amounts Dues
Total Due                                             6,761,039.93             674,047.10          866,091.77       8,301,178.80

Reallocated Investor Finance Charge Collections                                                                    16,553,671.89
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4587%
Base Rate                                                                                                                3.4458%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                ------           ----------              -----

Beginning Certificates Balance                      907,500,000.00          88,000,000.00      104,500,000.00   1,100,000,000.00
Interest Distributions                                  884,560.42             104,206.67          189,406.25       1,178,173.33
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    884,560.42             104,206.67          189,406.25       1,178,173.33
Ending Certificates Balance                         907,500,000.00          88,000,000.00      104,500,000.00   1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.18

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.18

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $189,406.25

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $189,406.25

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $13,656,779.31

         a.   Class A Monthly Interest:                            $884,560.42
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $4,363,979.51
         e.   Excess Spread:                                     $8,408,239.38

     2.  Class B Available Funds:                                $1,324,293.75

         a.   Class B Monthly Interest:                            $104,206.67
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                     $1,220,087.08

     3.  Collateral Available Funds:                             $1,572,598.83

         a. Excess Spread:                                       $1,572,598.83

     4.  Total Excess Spread:                                   $11,200,925.29

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2003-2 Allocable Principal
         Collections:                                          $356,004,409.00

     3.  Principal Allocation Percentage of
         Series 2003-2 Allocable Principal
         Collections:                                          $260,081,684.99

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $260,081,684.99

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-2                                 N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $5,289,672.14

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $265,371,357.12

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                           $104,500,000.00

     2.  Required Collateral Invested Amount:                  $104,500,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $265,371,357.12

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.  Excess Spread:                                         $11,200,925.29
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $423,173.77
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $189,406.25
     9.  Applied to unpaid Monthly Servicing Fee:                $1,833,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $502,518.85
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $8,252,493.08

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4458%
         b.   Prior Monthly Period                                     3.2491%
         c.   Second Prior Monthly Period                              3.3003%

     2.  Three Month Average Base Rate                                 3.3317%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4587%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8063%



XXV. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,026,613,260.99         750,000,000.00      276,613,260.99
Beginning Adjusted Invested Amount                             N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              15,446,369.14          11,284,460.56        4,161,908.58
Collections of Principal Receivables                242,730,278.86         177,328,421.58       65,401,857.28
Defaulted Amount                                      4,936,770.51           3,606,594.64        1,330,175.87

Ending Invested / Transferor Amounts              1,019,223,825.11         750,000,000.00      269,223,825.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.2100%                1.4500%             2.2200%
Monthly Interest Due                                    603,109.38              70,083.33          127,418.75         800,611.46
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      603,109.38              70,083.33          127,418.75         800,611.46
Investor Default Amount                               2,975,440.58             288,527.57          342,626.49       3,606,594.64
Investor Monthly Fees Due                             1,031,250.00             100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Dues
Total Due                                             4,609,799.95             458,610.90          588,795.24       5,657,206.10

Reallocated Investor Finance Charge Collections                                                                    11,283,905.93
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.4543%
Base Rate                                                                                                                3.4413%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                  603,109.38              70,083.33          127,418.75         800,611.46
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    603,109.38              70,083.33          127,418.75         800,611.46
Ending Certificates Balance                         618,750,000.00          60,000,000.00       71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.97

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.97

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.17

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.17

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                          $127,418.75

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                         $127,418.75

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $9,309,222.39

         a.   Class A Monthly Interest:                            $603,109.38
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,975,440.58
         e.   Excess Spread:                                     $5,730,672.44

     2.  Class B Available Funds:                                  $902,712.47

         a.   Class B Monthly Interest:                             $70,083.33
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $832,629.14

     3.  Collateral Available Funds:                             $1,071,971.06

         a. Excess Spread:                                       $1,071,971.06

     4.  Total Excess Spread:                                    $7,635,272.64

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2003-3 Allocable Principal
         Collections:                                          $242,730,278.86

     3.  Principal Allocation Percentage of
         Series 2003-3 Allocable Principal
         Collections:                                          $177,328,421.58

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $177,328,421.58

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-3:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,606,594.64

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $180,935,016.22

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $71,250,000.00

     2.  Required Collateral Invested Amount:                   $71,250,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $180,935,016.22

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.  Excess Spread:                                          $7,635,272.64
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $288,527.57
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                   $127,418.75
     9.  Applied to unpaid Monthly Servicing Fee:                $1,250,000.00
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $342,626.49
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $5,626,699.83

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.4413%
         b.   Prior Monthly Period                                     3.2446%
         c.   Second Prior Monthly Period                              3.2958%

     2.  Three Month Average Base Rate                                 3.3272%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.4543%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.8048%



XXVI. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount               930,796,023.29         680,000,000.00      250,796,023.29
Beginning Adjusted Invested Amount                             N/A         680,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              14,004,708.02          10,231,244.24        3,773,463.78
Collections of Principal Receivables                220,075,452.83         160,777,768.90       59,297,683.93
Defaulted Amount                                      4,476,005.26           3,269,979.14        1,206,026.12

Ending Invested / Transferor Amounts                924,096,268.10         680,000,000.00      244,096,268.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.6900%                1.9000%             2.0000%
Monthly Interest Due                                    828,381.67              64,600.00           82,166.67         975,148.33
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      828,381.67              64,600.00           82,166.67         975,148.33
Investor Default Amount                               2,828,531.95             196,198.75          245,248.44       3,269,979.14
Investor Monthly Fees Due                               980,333.33              68,000.00           85,000.00       1,133,333.33
Investor Additional Amounts Dues
Total Due                                             4,637,246.95             328,798.75          412,415.10       5,378,460.80

Reallocated Investor Finance Charge Collections                                                                     8,869,453.60
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         10.0187%
Base Rate                                                                                                                3.9026%
Excess Spread Percentage                                                                                                 6.1606%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      588,200,000.00          40,800,000.00       51,000,000.00     680,000,000.00
Interest Distributions                                  828,381.67              64,600.00           82,166.67         975,148.33
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    828,381.67              64,600.00           82,166.67         975,148.33
Ending Certificates Balance                         588,200,000.00          40,800,000.00       51,000,000.00     680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $1.41

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $1.41

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.58

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.58

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                           $82,166.67

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $82,166.67

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of  principal
         on the Collateral Invested Amount:                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                                $7,672,077.36

         a.   Class A Monthly Interest:                            $828,381.67
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $2,828,531.95
         e.   Excess Spread:                                     $4,015,163.74

     2.  Class B Available Funds:                                  $532,167.22

         a.   Class B Monthly Interest:                             $64,600.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $467,567.22

     3.  Collateral Available Funds:                               $665,209.02

         a. Excess Spread:                                         $665,209.02

     4.  Total Excess Spread:                                    $5,147,939.97

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2003-4 Allocable Principal
         Collections:                                          $220,075,452.83

     3.  Principal Allocation Percentage of
         Series 2003-4 Allocable Principal
         Collections:                                          $160,777,768.90

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $160,777,768.90

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-4:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,269,979.14

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $164,047,748.04

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $51,000,000.00

     2.  Required Collateral Invested Amount:                   $51,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $164,047,748.04

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.  Excess Spread:                                          $5,147,939.97
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $196,198.75
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $82,166.67
     9.  Applied to unpaid Monthly Servicing Fee:                $1,133,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $245,248.44
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                                     $0.00
     l4. Balance:                                                $3,490,992.79

O.   Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.9026%
         b.   Prior Monthly Period                                     3.5510%
         c.   Second Prior Monthly Period                              3.6599%

     2.  Three Month Average Base Rate                                 3.7045%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  10.0187%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          11.9929%



XXVII. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------         --------------         -----------
Beginning Invested /Transferor Amount             1,095,054,145.05         800,000,000.00      295,054,145.05
Beginning Adjusted Invested Amount                             N/A         800,000,000.00                 N/A
Floating Allocation Percentage                                 N/A               73.0557%            26.9443%
Principal Allocation Percentage                                N/A               73.0557%            26.9443%
Collections of Finance Chg. Receivables              16,476,127.08          12,036,757.93        4,439,369.15
Collections of Principal Receivables                258,912,297.45         189,150,316.35       69,761,981.10
Defaulted Amount                                      5,265,888.54           3,847,034.28        1,418,854.26

Ending Invested / Transferor Amounts              1,087,172,080.11         800,000,000.00      287,172,080.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest               Total
--------------------------------------                     -------                -------          ----------              -----

Principal Funding Account                                     0.00                   0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                   0.00                0.00               0.00
Reserve Draw Amount                                           0.00                   0.00                0.00               0.00
Available Reserve Account Amount                              0.00                   0.00                0.00               0.00
Reserve Account Surplus                                       0.00                   0.00                0.00               0.00

Coupon May 17, 2004 - June 14, 2004                        1.1800%                1.3500%             1.6500%
Monthly Interest Due                                    634,971.11              65,250.00           95,700.00         795,921.11
Outstanding Monthly Interest Due                              0.00                   0.00                0.00               0.00
Additional Interest Due                                       0.00                   0.00                0.00               0.00
Total Interest Due                                      634,971.11              65,250.00           95,700.00         795,921.11
Investor Default Amount                               3,212,273.62             288,527.57          346,233.09       3,847,034.28
Investor Monthly Fees Due                             1,113,333.33             100,000.00          120,000.00       1,333,333.33
Investor Additional Amounts Dues
Total Due                                             4,960,578.07             453,777.57          561,933.09       5,976,288.72

Reallocated Investor Finance Charge Collections                                                                    11,978,101.88
Interest and Principal Funding Investment Proceeds                                                                          0.00
Reserve Account Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.3660%
Base Rate                                                                                                                3.3499%
Excess Spread Percentage                                                                                                 9.0027%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A                Class B           Interest               Total
--------------------------------------------               -------                -------          ----------              -----

Beginning Certificates Balance                      668,000,000.00          60,000,000.00       72,000,000.00     800,000,000.00
Interest Distributions                                  634,971.11              65,250.00           95,700.00         795,921.11
Interest Distributions (Paid this pay period)                 0.00                   0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                   0.00                0.00               0.00
Totalt Distributions                                    634,971.11              65,250.00           95,700.00         795,921.11
Ending Certificates Balance                         668,000,000.00          60,000,000.00       72,000,000.00     800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.  Total amount of the distribution:                               $0.95

     2.  Amount of the distribution in
         respect of Class A Monthly Interest:                            $0.95

     3.  Amount of the distribution in
         respect of Class A Outstanding
         Monthly Interest:                                               $0.00

     4.  Amount of the distribution in
         respect of Class A Additional Interest:                         $0.00

     5.  Amount of the distribution in
         respect of Class A Principal:                                   $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.  Total amount of Class A Investor Charge-Offs:                   $0.00

     2.  Amount of Class A Investor Charge-
         Offs per $1,000 original certificate
         principal amount:                                               $0.00

     3.  Total amount reimbursed in respect of
         Class A Investor Charge-Offs:                                   $0.00

     4.  Amount reimbursed in respect of
         Class A Investor Charge-Offs per $1,000
         original certificate principal amount:                          $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class A
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.  The total amount of the distribution:                           $1.09

     2.  Amount of the distribution in
         respect of class B monthly interest:                            $1.09

     3.  Amount of the distribution in
         respect of class B outstanding monthly
         interest:                                                       $0.00

     4.  Amount of the distribution in
         respect of class B additional interest:                         $0.00

     5.  Amount of the distribution in
         respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.  The amount of reductions in Class B
         Invested Amount pursuant to clauses
         c), (d), and (e) of the definition
         of Class B Invested Amount:                                     $0.00

     2.  The amount of reductions in the Class B
         Invested Amount set forth in
         paragraph 1 above, per $1,000 original
         certificate principal amount:                                   $0.00

     3.  The total amount reimbursed in respect
         of such reductions in the Class B
         Invested Amount:                                                $0.00

     4.  The amount set forth in paragraph 3
         above, per $1,000 original certificate
         principal amount:                                               $0.00

     5.  The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class B
         Invested Amount after giving effect to
         all transactions on such Distribution
         Date:                                                           $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.  Total amount distributed to the Collateral
         Interest Holder:                                        $6,097,513.15

     2.  Amount distributed in respect of Collateral
         Monthly Interest:                                          $95,700.00

     3.  Amount distributed in respect of Collateral
         Additional Interest:                                            $0.00

     4.  The amount distributed to the Collateral
         Interest Holder in respect of principal
         on the Collateral Invested Amount:                              $0.00

     5. $6,001,813.15

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.  The amount of reductions in the Collateral
         Invested Amount pursuant to
         clauses (c), (d), and (e) of the
         definition of Collateral Invested Amount:                       $0.00

     2.  The total amount reimbursed in respect
         of such reductions in the Collateral
         Invested Amount:                                                $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.  Class A Available Funds:                               $10,001,715.07

         a.   Class A Monthly Interest:                            $634,971.11
         b.   Class A Outstanding Monthly Interest:                      $0.00
         c.   Class A Additional Interest:                               $0.00
         d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,212,273.62
         e.   Excess Spread:                                     $6,154,470.33

     2.  Class B Available Funds:                                  $898,357.64

         a.   Class B Monthly Interest:                             $65,250.00
         b.   Class B Outstanding Monthly Interest:                      $0.00
         c.   Class B Additional Interest:                               $0.00
         d.   Excess Spread:                                       $833,107,64

     3.  Collateral Available Funds:                             $1,078,029.17

         a. Excess Spread:                                       $1,078,029.17

     4.  Total Excess Spread:                                    $8,065,607.14

K. Reallocated Principal Collections.

     1.  Principal Allocation Percentage:                             73.0557%

     2.  Series 2003-4 Allocable Principal
         Collections:                                          $258,912,297.45

     3.  Principal Allocation Percentage of
         Series 2003-4 Allocable Principal
         Collections:                                          $189,150,316.35

     4.  Reallocated Principal Collections
         Required to fund the Required Amount:                           $0.00

     5.  Item 3 minus item 4:                                  $189,150,316.35

     6.  Shared Principal Collections from other
         Series allocated to Series 2003-4:                                N/A

     7.  Other amounts Treated as Available Principal
         Collections:                                            $3,847,034.28

     8.  Available Principal Collections
         (total of 5., 6. & 7.):                               $192,997,350.64

L. Application of Available Principal Collections during Revolving Period.

     1.  Collateral Invested Amount:                            $72,000,000.00

     2.  Required Collateral Invested Amount:                   $72,000,000.00

     3.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                       $0.00

     4.  Treated as Shared Principal Collections:              $192,997,350.64

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.  Principal Funding Account:                                        N/A

     2.  Excess of Collateral Invested Amount
         over Required Collateral Invested Amount:                         N/A

     3.  Principal Distribution:                                           N/A

     4.  Treated as Shared Principal Collections:                          N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.  Excess Spread:                                          $8,065,607.14
     2.  Excess Finance Charge Collections:                              $0.00
     3.  Applied to fund Class A Required Amount:                        $0.00
     4.  Class A Investor Charge-Offs treated
         as Available Principal Collections:                             $0.00
     5.  Applied to fund Class B overdue Interest:                       $0.00
     6.  Applied to fund Class B Required Amount:                  $288,527.57
     7.  Reduction of Class B Invested Amount
         treated as Available Principal Collections:                     $0.00
     8.  Applied to Collateral Monthly Interest:                    $95,700.00
     9.  Applied to unpaid Monthly Servicing Fee:                $1,133,333.33
     10. Collateral Default Amount treated as
         Available Principal Collections:                          $346,233.09
     11. Reduction of Collateral Invested Amount
         treated as Available Principal Collections:                     $0.00
     12. Deposited to Reserve Account:                                   $0.00
     13. Applied to other amounts owed to
         Collateral Interest Holder:                             $6,001,813.15
     l4. Balance:

O. Yield and Base Rate

     1.  Base Rate
         a.   Current Monthly Period                                   3.3499%
         b.   Prior Monthly Period                                     3.1532%
         c.   Second Prior Monthly Period                              3.2108%

     2.  Three Month Average Base Rate                                 3.2380%

     3.  Series Adjusted Portfolio Yield
         a.   Current Monthly Period                                  12.3660%
         b.   Prior Monthly Period                                    12.3172%
         c.   Second Prior Monthly Period                             13.6430%

     4.  Three Month Average Series Adjusted Portfolio Yield          12.7754%


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